Restricted Net Assets or Parent Company’s Condensed Financial Statements (Details) - Schedule of Condensed Balance Sheets (Unaudited) (Parentheticals) - Parent [Member]	Dec. 31, 2023 $ / shares shares
Condensed Balance Sheet Statements, Captions [Line Items]
Ordinary shares, par value (in Dollars per share) | $ / shares	$ 0.0001
Ordinary shares, shares authorized	500,000,000
Ordinary shares, shares issued	11,752,180
Ordinary shares, shares outstanding	11,752,180